                            SUPPLEMENT TO PROSPECTUS
                            FOR NORTH AMERICAN FUNDS
                              Dated March 1, 1999

      On March 9, 1999, the Board of Trustees approved the termination of T. Rowe Price Associates, Inc. ("T. Rowe Price") as subadvisor to the Equity-Income Fund, effective as of the close of business of the Fund on March 31, 1999. The Board of Trustees has approved an interim subadvisory agreement with Global Alliance Value Investors, Ltd. ("GAVIL"), an affiliate of CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment advisor. The interim subadvisory agreement provides that GAVIL will succeed T. Rowe Price as subadvisor to the Equity-Income Fund for a period not to exceed 120 days. There will be no change in the management fee paid by the Fund to CAM or in the subadvisory fee paid by CAM during the term of the interim agreement. The Board of Trustees has established May 12, 1999 as the date for the meeting of shareholders of the Equity-Income Fund to vote on a new subadvisory agreement relating to GAVIL. If the new subadvisory agreement is approved by shareholders, it will take effect on May 12, 1999. The new subadvisory agreement will reduce the management fee paid to CAM by .05% across all ranges of Fund assets, and will reduce the subadvisory fee to be paid by CAM to GAVIL to 50% of CAM's management fee.

      The three paragraphs of text on page 10 of the Prospectus are replaced in their entirety with the following:

    The investment objective of the Equity-Income Fund is to provide substantial dividend income and also long term capital appreciation. To achieve this objective, Global Alliance Value Investors, Ltd. ("GAVIL"), the Fund's subadvisor, invests primarily in dividend-paying common stocks of companies that also offer the opportunity for price appreciation.

    The Fund will invest up to 100% of its assets in U.S. equity securities. The Fund's portfolio is expected to include approximately 30 stocks. GAVIL selects stocks based on relative dividend yield (a measure of the stock's current yield relative to the yields available in the broader stock market) coupled with a disciplined research approach.

    Main Investing Risks
    .Concentration Risk
    .Credit Risk
    .Equity Risk, particularly the risks associated with Value stocks .Management Risk

                    THE DATE OF THIS SUPPLEMENT IS APRIL 5, 1999.
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      The third paragraph appearing under the heading "Equity-Income Fund" on page 29 of the Prospectus is replaced in its entirety with the following:

    The Fund may also buy bonds of any quality, including "junk bonds," preferred stocks, convertible securities, and warrants, and may hold U.S. dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories that mature in one year or less.

      The information relating to T. Rowe Price Associates, Inc. on page 41 of the Prospectus is replaced in its entirety with the following:

    Global Alliance Value Investors, Ltd.
    Global Alliance Value Investors, Ltd. ("GAVIL"), whose address is 985 Moraga Road, Lafayette, California 94549, is the subadvisor to the Equity-Income Fund. GAVIL is an equity investment management firm founded in 1997 by its current President and investment strategy team leader, Nancy Tengler. The firm invests in the securities of U.S.-based issuers for clients around the world. In January 1999, Cypress Holding Company acquired a majority interest in GAVIL.

    Ms. Tengler is the former Managing Director and Head of the Value Equities Group at Union Bank of Switzerland Asset Management. She is also the Co-Founder, former President and Portfolio Manager at Spare, Tengler, Kaplan and Bischel. Ms. Tengler is the co-author of Relative Dividend Yield -- Common Stock Investing for Income and Appreciation.

                               ----------------

      On March 9, 1999, the Board of Trustees approved changing the International Growth and Income Fund's name to the International Equity Fund effective April 1, 1999. Also on March 9, 1999, the Board of Trustees approved the termination of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as subadvisor to the Fund, effective as of the close of business of the Fund on March 31, 1999. The Board of Trustees has approved a new subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), whereby MSDW Investment Management will succeed J.P. Morgan as subadvisor to the International Equity Fund. MSDW Investment Management in certain instances does business using the name, Morgan Stanley Asset Management ("MSAM"). There will be no change in the management fee paid by the Fund to CAM, the Fund's investment advisor, or in the subadvisory fee paid by CAM.

      The first four paragraphs of text appearing on page 3 of the Prospectus is replaced in their entirety with the following:

    International Equity Fund
      Investment Goal and Strategies

    The investment objective of the International Equity Fund is to seek long-term growth of capital and income. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily in accordance with country and sector weightings determined by MSAM in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

    MSAM seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the significance of country and sector selection in international equity portfolio returns by over- and underweighting countries based on four factors: (i) valuation, (ii) fundamental change,
    (iii) short-term market momentum/technicals, and (iv) dividend yields.

    The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

      The information relating to the International Growth and Income Fund appearing on page 25 of the Prospectus is replaced in its entirety with the following:

    International Equity Fund
    MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each EAFE country and major sectors as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, dividend yield, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in an EAFE country, MSAM establishes overweight, underweight or neutral positions relative to the EAFE Index. Within the EAFE countries or sectors selected for investment, MSAM purchases optimized baskets of equity securities designed to track the local market index within a specified tolerance. The Fund does not invest in securities of U.S. issuers. MSAM considers an issuer to be from a particular EAFE country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, and has a principal office in, that country.

    The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

    Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

      The information relating to J.P. Morgan Investment Management Inc. on pages 38 and 39 of the Prospectus is deleted. The following text is added after the second paragraph below the heading "Morgan Stanley Dean Witter Investment Management Inc." on page 41 of the Prospectus:

    Ann D. Thivierge shares portfolio management responsibility for the International Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM and a member of MSAM's asset allocation committee. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

    Barton M. Biggs has been Chairman and a director of MSAM since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

                               ----------------

      The sentence appearing immediately above each bar chart in the summary section of Prospectus is changed to read:

    The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.